EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
NOT FILED PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934
     In connection with the quarterly report of Patterson-UTI Energy, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Douglas J. Wall, Chief Executive Officer, and John E. Vollmer III, Chief Financial Officer, of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission upon request.

/s/ Douglas J. Wall Douglas J. Wall
Chief Executive Officer
November 2, 2009

/s/ John E. Vollmer III John E. Vollmer III
Chief Financial Officer
November 2, 2009